UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2007

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 20, 2007, Analysts International Corporation (the “Company”) announced certain preliminary results of operations for its quarter ended December 31, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On February 14, 2007, Analysts International Corporation (the “Company”) announced that Jeffrey P. Baker, its President and Chief Executive Officer, had tendered his resignation to the Company’s Board of Directors, effective immediately. On February 15, 2007, the Company’s Board of Directors accepted Mr. Baker’s resignation. The full text of the press release announcing Mr. Baker’s resignation is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

(c)     On February 15, 2007, Michael J. LaVelle, 67, was appointed by the Company’s Board of Directors (the “Board”) to serve as the Company’s Interim President and Chief Executive Officer. Mr. LaVelle has held a variety of positions with the Company since 1989, most recently as Chairman and CEO in 2004-2005. Prior to that, he was appointed President of the Company in 1999 and was President and CEO from 2002 to 2004. He has been a Director of the Company since 2000 and is currently the Chairman of the Board. Mr. LaVelle will receive an annual salary of $300,000 for serving as Interim President and Chief Executive Officer, as well as reimbursement for temporary housing expenses and travel expenses to and from Texas, where he permanently resides. Mr. LaVelle was also granted a fully vested restricted stock award of 50,000 shares of common stock from the Company’s 2004 Equity Incentive Plan. The full text of the press release announcing Mr. LaVelle’s appointment is set forth in Exhibit 99.2 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 8.01 Other Events.

On February 20, 2007, the Company also announced that it had engaged Alliance Management, a Minneapolis-based, national business consultancy, to assist the Company’s Board and management in identifying business strategies focused on realigning the Company’s operations and returning the Company to profitability. The full text of the press release announcing the engagement of Alliance Management is set forth in Exhibit 99.2 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 14, 2007
99.2	Press Release dated February 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 21, 2007	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 14, 2007
99.2	Press Release dated February 20, 2007